SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                    ----------------------------------------

                                 Date of Report

                                April 21, 2000

                                   FVNB CORP.

             (Exact name of registrant as specified in its charter)

                        Commission file number: 333-47939


                Texas                                        74-2871063
(State or other jurisdiction of incorporation             (I.R.S. Employer
             or organization)                            Identification No.)


                               101 S. Main Street
                              Victoria, Texas 77901
                    (Address of principal executive offices)

                                 (361) 573-6321
              (Registrant's telephone number, including area code)

                                       N/A

          (Former name or former address, if changed since last report)
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ITEM 5.       OTHER EVENTS


The news release of FVNB Corp. dated April 19, 2000, attached and filed herewith as Exhibit 99, is incorporated herein by reference. The release stated that on April 18, 2000, the Board of Directors of First Victoria National Bank announced that M. Russell Marshall, who currently serves as Executive Vice President and Senior Trust Officer at First Victoria National Bank, will assume full-time responsibilities as President and Chief Executive Officer of First Victoria National Bank effective May 15, 2000. David M. Gaddis, who currently serves as President and Chief Executive Officer of both First Victoria National Bank and FVNB Corp., will assume full-time responsibilities as President and Chief Executive Officer of FVNB Corp.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

           c. Exhibits

              The following exhibit is filed as part of this report:

              (99)News release of FVNB Corp. dated April 19, 2000.

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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FVNB CORP.
                                    (Registrant)


                                    By: /s/ DAVID M. GADDIS
                                        ---------------------
                                        David M. Gaddis,
                                        President and Chief Executive Officer

Date:  April 19, 2000

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                                INDEX TO EXHIBIT


EXHIBIT NO.       DESCRIPTION                                               PAGE
-----------       -----------                                               ----
   99             News release of FVNB Corp.                                  5
                  dated April 19, 2000

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